UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2020

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BRG	NYSE American
8.250% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	BRG-PrA	NYSE American
7.625% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share	BRG-PrC	NYSE American
7.125% Series D Cumulative Preferred Stock, $0.01 par value per share	BRG-PrD	NYSE American

Securities registered pursuant to Section 12(g) of the Exchange Act:

Title of each class
Series B Redeemable Preferred Stock, $0.01 par value per share
Warrants to Purchase Shares of Class A Common Stock, $0.01 par value per share

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Securities for Services

Quarterly Reimbursement under Administrative Services Agreement

On October 31, 2017, Bluerock Residential Growth REIT, Inc. (the “Company”) entered into an Administrative Services Agreement (the “Administrative Services Agreement”) with Bluerock Residential Holdings, L.P. (the “Operating Partnership”), Bluerock TRS Holdings, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Operating Partnership (the “OP Sub”), and Bluerock REIT Operator, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (the “REIT Operator,” and collectively with the Company, the Operating Partnership and the OP Sub, the “Company Parties,” and each, a “Company Party”), and Bluerock Real Estate, L.L.C., a Delaware limited liability company (“BRRE”) and its affiliate, Bluerock Real Estate Holdings, LLC, a Delaware limited liability company (“BREH,” and together with BRRE, the “BRRE Entities”). Pursuant to the Administrative Services Agreement, the BRRE Entities provide the Company with certain human resources, investor relations, marketing, legal and other administrative services (the “Services”) to facilitate the transition of the Company’s management of its operations, and enable the Company to benefit from operational efficiencies created by access to such Services, following the internalization of the Company’s management. Under the Administrative Services Agreement, the BRRE Entities are each entitled to quarterly reimbursement by the Company Parties for all costs incurred in performing the Services (each, a “Quarterly ASA Reimbursement”), the calculation of which is reviewed by the Company’s board of directors (the “Board”), and which is payable either in cash or in long-term incentive plan units of the Operating Partnership (“LTIP Units”), at the election of the Board.

On October 29, 2020, the BRRE Entities provided the Board with the calculation of the Quarterly ASA Reimbursement for the three months ended September 30, 2020. The Board, including its independent directors, having reviewed such calculation, authorized and approved payment of the Quarterly ASA Reimbursement for the three months ended September 30, 2020 entirely in LTIP Units, with such LTIP Units to vest and become nonforfeitable on the first anniversary of the Issuance Date (as hereinafter defined).

The Board, including its independent directors, further approved the issuance by the Operating Partnership to the BRRE Entities, on November 5, 2020 (five business days following October 29, 2020) (the “Issuance Date”), of a number of LTIP Units equal to (i) the dollar amount of the portion of the Quarterly ASA Reimbursement payable in such LTIP Units (calculated by the BRRE Entities as $199,074.98), divided by (ii) the volume weighted average price per share of the Company’s Class A common stock, $0.01 par value per share, on the NYSE American on the twenty (20) trading days prior to the Issuance Date (the “Q3 ASA Reimbursement LTIP Units”), in payment of the Quarterly ASA Reimbursement.

On the Issuance Date of November 5, 2020, the BRRE Entities calculated, as set forth in the Administrative Services Agreement, that 23,516 Q3 ASA Reimbursement LTIP Units would be issued to the BRRE Entities in payment of the Quarterly ASA Reimbursement, and the Operating Partnership issued 23,516 Q3 ASA Reimbursement LTIP Units to the BRRE Entities in payment thereof.

The Board authorized the Company, as the General Partner of the Operating Partnership, to cause the Operating Partnership to issue the Q3 ASA Reimbursement LTIP Units to the BRRE Entities in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act of 1933 and Regulation D. Each of the BRRE Entities has a substantive, pre-existing relationship with the Company and is an “accredited investor” as defined in Regulation D.

The Q3 ASA Reimbursement LTIP Units shall vest and become nonforfeitable on the first anniversary of the Issuance Date, and may convert to OP Units upon reaching capital account equivalency with the OP Units held by the Company, and may then be settled in shares of the Company’s Class A common stock. The BRRE Entities will be entitled to receive “distribution equivalents” with respect to the Q3 ASA Reimbursement LTIP Units at the time distributions are paid to the holders of the Company’s Class A common stock.

Quarterly Reimbursement under Leasehold Cost-Sharing Agreement

On February 15, 2019, the Company entered into a Leasehold Cost-Sharing Agreement (the “Cost-Sharing Agreement”) with the BRRE Entities with respect to the corporate space subleased by the Company and the BRRE Entities (the “Sublease”) located at 1345 Avenue of the Americas, New York, New York (the “NY Premises”), which serves as the Company’s headquarters. The Sublease permits the Company, the BRRE Entities and certain of their respective subsidiaries and/or affiliates to share occupancy of the NY Premises. The Cost-Sharing Agreement provides for the allocation and sharing between the Company and the BRRE Entities of the costs under the Sublease, including costs associated with tenant improvements (collectively, “Sublease Costs”).

Pursuant to the Cost-Sharing Agreement, the BRRE Entities are entitled to quarterly reimbursement by the Company for the Company’s share of Sublease Costs attributable to such quarter (each, a “Quarterly CSA Reimbursement”), the calculation of which is reviewed by the Board, and which is payable either in cash or in LTIP Units, at the election of the Board.

On October 29, 2020, the BRRE Entities provided the Board with the calculation of the Quarterly CSA Reimbursement for the three months ended September 30, 2020. The Board, including its independent directors, having reviewed such calculation, authorized and approved payment of the Quarterly CSA Reimbursement for the three months ended September 30, 2020 entirely in LTIP Units, with such LTIP Units to vest and become nonforfeitable on the first anniversary of the Issuance Date.

The Board, including its independent directors, further approved the issuance by the Operating Partnership to the BRRE Entities, on the Issuance Date of November 5, 2020, of a number of LTIP Units equal to (i) the dollar amount of the portion of the Quarterly CSA Reimbursement payable in such LTIP Units (calculated by the BRRE Entities as $190,540.33), divided by (ii) the volume weighted average price per share of the Company’s Class A common stock, $0.01 par value per share, on the NYSE American on the twenty (20) trading days prior to the Issuance Date (the “Q3 CSA Reimbursement LTIP Units”), in payment of the Quarterly CSA Reimbursement.

On the Issuance Date of November 5, 2020, the BRRE Entities calculated, as set forth in the Cost-Sharing Agreement, that 22,508 Q3 CSA Reimbursement LTIP Units would be issued to the BRRE Entities in payment of the Quarterly CSA Reimbursement, and the Operating Partnership issued 22,508 Q3 CSA Reimbursement LTIP Units to the BRRE Entities in payment thereof.

The Board authorized the Company, as the General Partner of the Operating Partnership, to cause the Operating Partnership to issue the Q3 CSA Reimbursement LTIP Units to the BRRE Entities in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act of 1933 and Regulation D. Each of the BRRE Entities has a substantive, pre-existing relationship with the Company and is an “accredited investor” as defined in Regulation D.

The Q3 CSA Reimbursement LTIP Units shall vest and become nonforfeitable on the first anniversary of the Issuance Date, and may convert to OP Units upon reaching capital account equivalency with the OP Units held by the Company, and may then be settled in shares of the Company’s Class A common stock. The BRRE Entities will be entitled to receive “distribution equivalents” with respect to the Q3 CSA Reimbursement LTIP Units at the time distributions are paid to the holders of the Company’s Class A common stock.

Quarterly Payment of Certain Salaries in Equity

As previously disclosed in the Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on April 3, 2020 (the “Prior 8-K”), the amended and restated employment agreements with each of R. Ramin Kamfar (“Mr. Kamfar”) and Jordan B. Ruddy (“Mr. Ruddy”) set forth, respectively, the terms and conditions of Mr. Kamfar’s service as our Chief Executive Officer and Chairman of our Board of Directors, and Mr. Ruddy’s service as our Chief Operating Officer and President, and provide, respectively, that Mr. Kamfar will receive an annual base salary of $400,000, and that Mr. Ruddy will receive an annual base salary of $300,000 (collectively, the “Base Salaries,” and each, a “Base Salary”). As also previously disclosed in the Prior 8-K, on March 31, 2020, the Compensation Committee (the “Compensation Committee”) of the Board approved, and each of Mr. Kamfar and Mr. Ruddy formally elected and agreed to receive, and the Company agreed to pay, (a) 97.0% of the Base Salary of Mr. Kamfar for the fiscal year ending December 31, 2020, and (b) (i) 66.7% of the Base Salary of Mr. Ruddy for the first quarter of such fiscal year and (ii) 87.3% of the Base Salary of Mr. Ruddy for the second, third and fourth quarters of such fiscal year, in Company equity rather than in cash, as more specifically set forth therein. The payment of the Base Salaries to each of Mr. Kamfar and Mr. Ruddy primarily in Company equity rather than in cash reflects a change in the form of payment only; the amounts of Mr. Kamfar and Mr. Ruddy’s respective Base Salaries remain unchanged.

On November 5, 2020 (the “LTIP Date of Grant”), the Company granted (a) to Mr. Kamfar, 11,459 LTIP Units in payment of 97.0% of the portion of the Base Salary payable to Mr. Kamfar for the period from October 1, 2020 through December 31, 2020, and (b) to Mr. Ruddy, 7,738 LTIP Units in payment of 87.3% of the portion of the Base Salary payable to Mr. Ruddy for such period; in each case, as a grant of equity incentive compensation under the Company’s Fourth Amended and Restated 2014 Equity Incentive Plan for Individuals (the “Individuals Plan”), with the remainder, in each case, payable in cash. The number of LTIP Units granted to each of Mr. Kamfar and Mr. Ruddy on the LTIP Date of Grant was determined by dividing the dollar value of each such grant by the volume-weighted average closing price of a share of the Company’s Class A common stock for the twenty (20) trading days preceding the LTIP Date of Grant. Each such grant to each of Messrs. Kamfar and Ruddy was evidenced by an LTIP Unit Vesting Agreement.

The shares of LTIP Units so granted in payment of the Base Salaries of Mr. Kamfar and Mr. Ruddy were issued in accordance with, and will be subject to, the terms of the Individuals Plan. Each such LTIP Unit will become vested and nonforfeitable on the first anniversary of the LTIP Date of Grant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

DATE: November 6, 2020	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer